Exhibit 10.30

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT ELEVEN TO THE LOGISTICS SERVICES AGREEMENT

This AMENDMENT ELEVEN TO THE LOGISTICS SERVICES AGREEMENT (the “Amendment”), effective as of the 19th of July, 2018 (the “Effective Date”), is by and between The Honest Company (“Honest” or “Client”) and GEODIS Logistics LLC (“GEODIS”).

RECITALS:

A. Client and GEODIS executed that certain Logistics Services Agreement dated January 27, 2014, as amended from time to time (collectively, the “Agreement”); and

B. The parties desire to further amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and GEODIS agree to amend the Agreement as follows:

1. Facility Move. GEODIS has requested and Client has agreed to move Client’s operations located in a GEODIS facility at 1710 W. Baseline Road, Rialto, CA 92376 (the “Rialto DC”) to a GEODIS facility located at 13053 San Bernardino Ave., Fontana, CA 92335 (the “Fontana DC”). [***]. Client will occupy the same amount of square footage in the Fontana DC as it currently occupies at the Rialto DC.

2. No Other Changes. The Parties agree that all terms and conditions of that certain Amendment Nine to the Logistic Services Agreement, dated March 28th, 2018, which specifically addresses the terms and conditions of the Rialto Services (as such term is defined therein) shall remain unchanged and in full force and effect, except that the Rialto Services will now be referred to as the “Fontana Services.” Except as provided in this Amendment Eleven, the Agreement shall remain unchanged and in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

THE HONEST COMPANY, INC.		GEODIS LOGISTICS LLC

Name:	/s/ [Illegible]	Name:	/s/ [Illegible]

Title:	EVP Supply Chain	Title:	COO
10/1/2019